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AMERITRADE HOLDING CORPORATION

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Filed by Ameritrade Holding Corporation
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992

This filing consists of an October 3, 2005 press release issued by Ameritrade Holding Corporation and a joint email sent by Ameritrade Holding Corporation and TD Waterhouse USA to their respective associates on September 30, 2005.

FOR IMMEDIATE RELEASE

At the Company Katrina Becker Director, Corporate Communications (402) 597-8485 kbecker@ameritrade.com	Tim Nowell Director, Business Planning (402) 597-8440 tnowell@ameritrade.com
AMERITRADE ANNOUNCES THAT TOM BRADLEY WILL LEAD
INSTITUTIONAL SERVICES AND JOHN BUNCH WILL DIRECT BRANCH
DISTRIBUTION FOR TD AMERITRADE
Omaha, Neb., October 3, 2005 — Ameritrade Holding Corporation (NASDAQ: AMTD) today announced that Tom Bradley will oversee the independent investment advisor services business and John Bunch will head the branch network and investment centers for the combined TD Ameritrade. The appointments will be effective on closing of the Company’s acquisition of TD Waterhouse.
“Tom and John bring exceptional leadership and strategic insight to Ameritrade that complements the strength of our current management team,” said Joe Moglia, chief executive officer. “Their contributions will play a critical role when we integrate TD Waterhouse and enhance our long-term investor strategy.”
Bradley is currently president of TD Waterhouse Institutional Services and executive vice president of TD Waterhouse Group, Inc. where he is responsible for the company’s independent investment advisor services business and capital markets. Prior to assuming his current role, he held several key positions with TD Waterhouse. He has more than 20 years experience in the financial services industry.
Bunch will also join the Company from TD Waterhouse where he currently serves as the executive vice president of branch distribution, overseeing a nationwide retail network of over 140 branches. He will bring over 14 years of financial services industry experience to his new role at the Company.
Integration Planning Update
In conjunction with the planned integration of the two firms, the Jersey City, New Jersey call center operated by TD Waterhouse USA will be transitioned immediately following the transaction’s close with jobs being relocated to the Ameritrade call center located in Fort Worth, Texas.
More information about the planned integration will be communicated at the quarterly conference call to discuss fiscal fourth quarter and full year results and related matters on Tuesday, October 25, 2005 at 8:30 a.m. Eastern Time (7:30 a.m. Central Time).

About Ameritrade Holding Corporation
For 30 years, Ameritrade Holding Corporation has provided investment services to self-directed individuals through its brokerage subsidiaries. Ameritrade develops and provides innovative products and services tailored to meet the varying investing and portfolio management needs of individual investors and institutional distribution partners. A brokerage industry leader, Ameritrade, Inc.,1 a subsidiary of Ameritrade Holding Corporation, recently received a four-star rating in the 2005 Barron’s Review of Online Brokers for its Apex active trader program. For more information, please visit www.amtd.com.
1 Ameritrade, Inc., member NASD/SIPC
Safe Harbor
This press release contains forward-looking statements that involve risks and uncertainties. For example, statements related to expected location and closing of call centers, management of TD Ameritrade following the closing of the transaction, timing of future integration planning updates and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated integration of TD Ameritrade; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade’s most recent form 10-K and 10-Q.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov.
# # #

TD Ameritrade Integration Planning Update
Issue No. 5
September 30, 2005
Business Unit Announcements
This week, Ameritrade and TD Waterhouse1 communicated a number of operational, geographic and staffing decisions directly affecting certain associates. These groups include:
•	Call Centers

•	Registered Investment Advisor(RIA)/Institutional Group

•	Branch Network

•	Corporate Audit Group
A high-level overview of the information communicated to these groups is provided below. As always, please keep in mind these decisions are contingent on the close of the acquisition. Until that time, Ameritrade and TD Waterhouse must continue to operate as competitors.
Call Centers
•	We will maintain call centers in Omaha, NE and Fort Worth, TX.

•	TD Waterhouse’s Harborside call center in Jersey City, NJ will close approximately 30 to 60 days following the acquisition closing date and operations will be transitioned to the remaining call centers.

•	We are working on a detailed transition plan to manage call volumes and ensure that we maintain service levels.

•	Associates from Harborside are being given the opportunity to express interest in management and non-management opportunities at the Omaha and Fort Worth call centers.
RIA/Institutional Group
•	Tom Bradley, President of TD Waterhouse’s Institutional Services, has been selected to lead the new TD Ameritrade’s RIA/Institutional business. Jim Wangsness, Senior Vice President, will continue to run Ameritrade Advisor Services through the close of the acquisition and will help ensure a smooth transition.

•	We will transition Ameritrade’s RIA functions from the Omaha call center to TD Waterhouse’s San Diego Sorrento Valley location. Omaha associates who currently hold a position in the RIA call center will likely be offered comparable positions in other areas of the Omaha call center.

•	Functions performed by TD Waterhouse’s Institutional service and operations group at the Harborside location will transition to Fort Worth. The transition will take place in two phases over 12 months following the close of the acquisition. These associates will be given the opportunity to explore positions in the new RIA facility in Fort Worth.

•	Eventually, the combined RIA group will use a new version of VEO, TD Waterhouse’s institutional technology platform, which will combine the best features of both organizations’ technology platforms. In the near term, however, VEO and Ameritrade Connection will co-exist.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.

Branch Network
•	John Bunch, Executive Vice President of Branch Distribution for TD Waterhouse, has been selected to lead TD Ameritrade’s branch network.
Corporate Audit Group
•	Corporate Audit for TD Ameritrade will be based in Omaha, with several new Audit positions being created to meet the needs of the new business.

•	An assessment process will be conducted to select associates for positions in Omaha. Additionally, the transition period for Audit functions will run through September 30, 2006, with several associates from TD Waterhouse’s Audit function staffing the transition.
General Information
As communicated in the September 22nd Integration Planning Update, associates outside of a business unit’s designated geographic location can express interest in relocating and apply for suitable positions. These associates will be able to participate in the selection process and may be selected to relocate, based on their qualifications and the needs of the business. To express interest, associates must fill out an Associate Information Form, which will highlight your skills, accomplishments and other relevant information you would like considered as part of the selection process. Please contact your Human Resources representative for more information.
Remember, our goal is to build an organization with the best people and processes of Ameritrade and TD Waterhouse. The decisions communicated above are the first of many to come, so please keep an eye out for additional information in the coming weeks. As always, please continue to submit your questions and thoughts through Zoomerang.

1 Refers to TD Bank Financial Group’s U.S. brokerage business, TD Waterhouse Group, Inc.
Safe Harbor
This document contains forward-looking statements that involve risks and uncertainties. For example, statements related to expected location and closing of call centers, opportunities for associates in affected call centers and other business units, management of institution business and Ameritrade Advisor Services, transition of Ameritrade’s RIA functions, transition and timing of transition of functions performed by TD Waterhouse’s Institutional service and operation groups, use of different technology platforms, location of corporate audit department, timing of transition period for audit functions and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated integration of TD Ameritrade; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.

realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade’s most recent form 10-K and 10-Q.
Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.